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                                                                  EXECUTION COPY

          FOURTH AMENDMENT dated as of March 30, 1998 (this "Fourth Amendment"), to the Credit Agreement dated as of June 26, 1996 (as amended prior to the date hereof, the "Credit Agreement"), among National Propane, L.P., a Delaware limited partnership (the "Borrower"), the Lenders (as defined therein), BankBoston, N.A. (f/k/a The First National Bank of Boston), as Administrative Agent and a Lender, and BancAmerica
      Robertson Stephens, as Syndication Agent.

     The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this Fourth Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

     Accordingly, the parties hereto hereby agree as follows:

     SECTION 1.01. Amendment to Article VI. Section 6.31 of the Credit Agreement is hereby amended by deleting paragraph (b) of such Section in it's entirety and substituting in lieu thereof the following:

          "The Borrower will not permit Net Working Capital as of September 30 or June 30 in any year to be less than $5,000,000; provided that, for the fiscal quarter ended September 30, 1998 only, the Borrower shall maintain positive Net Working Capital."

     SECTION 1.02. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders, as follows;

          (a) The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties of the Borrower and the other Loan Parties set forth in the other Loan Documents are true and correct in all material respects on and as of the date hereof and on and as of the Fourth Amendment Effective Date (as defined below) with the same effect as though made on and as of the date hereof or the Fourth Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such earlier date).

          (b) On the date hereof and after giving effect hereto, no Default or Event of Default has occurred and is continuing.

          (c) The execution, delivery and performance by the Borrower of this Fourth Amendment have been duly authorized by the Borrower.



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          (d) This Fourth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

          (e) The execution, delivery and performance by the Borrower of this Fourth Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate of incorporation or by-laws of the Borrower, (C) any order of any Governmental Authority or
     (D) any provision of any indenture, agreement or other instrument to which the Borrower or any of the Loan Parties is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of the other Loan Parties.

     SECTION 1.03. Conditions. This Fourth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "Fourth Amendment Effective Date");

          (a) The Administrative Agent shall have received duly executed counterparts of this Fourth Amendment which, when taken together, bear the authorized signatures of the Borrower and the Lenders.

          (b) The representations and warranties set forth in Section 1.02 shall be true and correct.

          (c) The Lenders shall have received such other documents, legal opinions, instruments and certificates as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel. All corporate and other proceedings taken or to be taken in connection with this Fourth Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Lenders and their counsel.

     SECTION 1.04. APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

     SECTION 1.05. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agents and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this Fourth Amendment, including, but not limited to, the reasonable fees and disbursements of counsel, including internal bank counsel. The agreement set forth in this
Section 1.05 shall survive the termination of this Fourth Amendment and the Amended Agreement.

                                      -2-



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     SECTION 1.06. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

     SECTION 1.07. Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the other Secured Parties under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, not shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as expressly amended herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the Fourth Amendment Effective Date, the Amended Agreement.

                                       -3-



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     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

Attest:                               NATIONAL PROPANE, L.P., as Borrower

                                       By: NATIONAL PROPANE
                                           CORPORATION,
                                           its managing general partner

by /s/ C. David Watson                      by /s/ R. Brooks Sherman, Jr.
   --------------------------                  --------------------------
   Name: C. David Watson                       Name: R. Brooks Sherman, Jr.
   Title: Assistant Secretary                  Title: VP and Chief Financial
                                                      Officer


Attest:                                By: NATIONAL PROPANE
                                            SGP, INC.,
                                            its general partner

by /s/ C. David Watson                          by /s/ R. Brooks Sherman, Jr.
   -------------------------                       --------------------------
   Name: C. David Watson                        Name: R. Brooks Sherman, Jr.
   Title: Assistant Secretary                   Title: VP and Chief Financial
                                                       Officer

                                      BANKBOSTON, N.A., as Administrative Agent and as a Lender

                                            by /s/ Christopher Holmgren
                                              ----------------------------------
                                                   Name:  Christopher Holmgren
                                                   Title: Director


                                      BANK OF AMERICA NT & SA,
                                      as a Lender

                                            by /s/ Daryl G. Patterson
                                              ----------------------------------
                                                   Name: Daryl G. Patterson
                                                   Title: Vice President



                                      BANCAMERICA ROBERTSON STEPHENS,
                                      as Syndication Agent

                                            by /s/ Jane E. Rawles
                                              ----------------------------------
                                                   Name: Jane E. Rawles
                                                   Title: Vice President


                                      UINON BANK OF CALIFORNIA, N.A.,
                                      as a Lender

                                            by /s/ Dustin Gaspari
                                              ----------------------------------
                                                   Name: Dustin Gaspari
                                                   Title: Assistant Vice
                                                          President